                                                              Exhibit 10.xxxviii

                             THE MEAD CORPORATION
                      DIRECTORS CAPITAL ACCUMULATION PLAN
                      -----------------------------------
              (As Amended and Restated Effective January 1, 2000)

                                TABLE OF CONTENTS

SECTION 1 - GENERAL.........................................................   1

         1.1   Purpose and Effective Date...................................   1
         1.2   Plan Funding and Administration..............................   1
         1.3   Applicable Law...............................................   1
         1.4   Gender and Number............................................   1
         1.5   Assignment...................................................   1
         1.6   Plan Year....................................................   2
         1.7   Supplements..................................................   2
         1.8   Plan Elections...............................................   2

SECTION 2 - PARTICIPATION...................................................   2

         2.1   Participation Requirement....................................   2
         2.2   Continued Participation......................................   2

SECTION 3 - DEFERRAL OF INCOME..............................................   3

         3.1   Deferred Income Amount.......................................   3
         3.2   Annual Election to Participate...............................   3

SECTION 4 - PARTICIPANT ACCOUNTS............................................   3

SECTION 5 - DCPD ROLLOVERS..................................................   4

SECTION 6 - CREDITING OPTIONS...............................................   4

         6.1   Establishment of Crediting Options...........................   4
         6.2   Participant Change of Crediting Options......................   5

SECTION 7 - ADJUSTMENT OF PARTICIPANT ACCOUNTS..............................   5

         7.1   Adjustment of Participants' Participant Accounts.............   5
         7.2   Quarterly Statement of Participant Accounts Balances.........   6

SECTION 8 - DISTRIBUTION OF PARTICIPANT ACCOUNTS TO PARTICIPANTS............   6

         8.1   Annual Distributions.........................................   6
         8.2   Emergency Distributions......................................   7

SECTION 9 - DISTRIBUTION OF PARTICIPANT ACCOUNTS TO BENEFICIARIES...........   7

         9.1   Distribution to Beneficiary..................................   7
         9.2   Beneficiary..................................................   8

SECTION 10 - DISTRIBUTIONS TO INCAPACITATED PERSONS.........................   8

SECTION 11 - CHANGE IN CONTROL..............................................   9

         11.1  In General...................................................   9
         11.2  Certain Definitions..........................................  11

SECTION 12 - AMENDMENT AND TERMINATION......................................  11

EXHIBIT I - CREDITING OPTIONS

SUPPLEMENT A

                             THE MEAD CORPORATION
                      DIRECTORS CAPITAL ACCUMULATION PLAN
                      -----------------------------------

                              SECTION 1 - GENERAL
                              -------------------

         1.1 Purpose and Effective Date. Effective January 1, 1995, The Mead
             --------------------------
Corporation ("Mead"), an Ohio corporation, established The Mead Corporation Directors Capital Accumulation Plan (the "Plan"). The Plan was subsequently amended from time to time and the following provisions constitute a further amendment, restatement and continuation of the Plan, effective January 1, 2000. The purpose of the Plan continues to be to provide recurring annual opportunities for the deferment of payment of certain amounts otherwise currently payable to its "Eligible Directors" (as defined below) who meet the requirements to become a "Participant" set forth in subsection 2.1. The term "Eligible Director" means any member of the Board of Directors of Mead who is not employed by it.

         1.2 Plan Funding and Administration. The benefits payable under the
             -------------------------------
Plan are unfunded and are payable, when due, from the general assets of Mead; provided, however, that Mead, in its discretion, may establish or maintain a trust to pay such amounts, which trust shall be subject to the claims of Mead's unsecured general creditors in the event of Mead's bankruptcy or insolvency; and provided, further, that Mead shall remain responsible for the payment of any such amounts which are not so paid by any such trust. The Plan shall be administered by a "Plan Administrator" who is appointed by, and serves at the pleasure of, the Compensation Committee of the Board of Directors of Mead (the "Committee") and who has the rights, powers and duties with respect to the Plan that are hereinafter set forth and such other rights, powers and duties as are reasonably necessary for the administration of the Plan. As of the effective date, the Plan Administrator is the Vice President-Human Resources of Mead.

         1.3 Applicable Law. The Plan will be construed and administered in
             --------------
accordance with the laws of the State of Ohio to the extent that those laws are not preempted by the laws of the United States of America.

         1.4 Gender and Number. Where the context admits, words in any gender
             -----------------
will include any other gender, words in the singular will include the plural and the plural will include the singular.

         1.5 Assignment. No Plan right or interest of any Participant or
             ----------
Beneficiary shall be assignable or transferable, in whole or in part, either directly or otherwise, including without limitation thereto, by execution, levy, attachment, garnishment, pledge or in any other manner, but excluding transfers by death or mental incompetency; no attempted assignment or transfer thereof shall be effective; and no such right or interest shall be liable for, or subject to, any obligation or liability of any Participant or Beneficiary; except that a Participant may direct that payments be made during his lifetime, when due, to a trust established by him and evidenced to his Employer to be a trust treated as a grantor trust within the meaning of section 671 of the Code.

         1.6 Plan Year.  The term "Plan Year" means the calendar year.
             ---------

         1.7 Supplements. The provisions of the Plan, as applied to all or any
             -----------
group of Participants, may be modified or supplemented by "Supplements" to the Plan. Any such Supplement shall form a part of the Plan as of its effective date and be attached thereto. Effective as of January 1, 2000 a Supplement A forms a part of the Plan. Supplement A modifies certain investment, accounting and distribution provisions of the Plan as it applies to "Supplement A Individuals" (as defined in Supplement A).

         1.8 Plan Elections. Except as otherwise specifically provided, any
             --------------
election required or permitted to be made under the Plan will be deemed to have been properly made and filed with the Plan Administrator if made by such method as the Plan Administrator may require.

SECTION 2 - PARTICIPATION
-------------------------

         2.1 Participation Requirement. A Director of Mead who is a Participant
             -------------------------
in the Plan on December 31, 1999 will continue as such, subject to the terms and conditions of the Plan. Each other Director of Mead will become a Participant in the Plan as of January 1, 2000, or on any subsequent January 1, if on such January 1 he:

                  (a)      is an Eligible Director;

                  (b) has executed an Annual Participation Election form (as described in subsection 3.3); and

                  (c) has executed such forms as the Plan Administrator may determine necessary to permit Mead (at its discretion and expense) to maintain a policy of insurance on his life under the terms of which Mead shall be the policyholder, owner and beneficiary.

Each individual who becomes an Eligible Director on or after January 1, 2000 will become a Participant in the Plan (on a prospective basis) on the earlier of the date on which the Plan Administrator has received his executed Annual Participation

Election form if that date is within 30 days of the date he becomes an Eligible Director or on any subsequent January 1 if he then meets the requirements set forth in paragraphs (a) through (c) above.

         2.2 Continued Participation. Until distribution of the entire balances
             -----------------------
of a Participant's "Participant Accounts" (as described in Section 4) has been made, a Participant or, in the event of his death, any "Beneficiary" (as defined in subsection 9.2) of any of the Participant's undistributed Participant Accounts, as the case may be, will be considered and treated as a Participant for all purposes of the Plan, except that any additional compensation (as described in subsection 3.1) shall cease as of the first day of the month next following the date on which he is no longer an Eligible Director.

SECTION 3 - DEFERRAL OF INCOME
------------------------------

         3.1 Deferred Income Amount. Subject to the provisions of subsection
             ----------------------
3.2, by entering into a written Annual Election to Participate as provided by subsection 2.1, a Participant may elect to defer any portion or all of the amount of the meeting fees and of the cash portion of the retainer fee that would otherwise be payable to him for services performed during the period that the Annual Election to Participate is effective.

         3.2 Annual Election to Participate. The term "Annual Election to
             ------------------------------
Participate" means a written agreement, in a form furnished by the Plan Administrator, entered into by and between a Participant and Mead with respect to a calendar year and setting forth:

                  (a) the deferral percentages elected by the Participant in accordance with subsection 3.1 for that calendar year;

                  (b) the percentage of his total deferral that is allocated to each of the "Crediting Options" (as described in subsection 6.1) selected by him;

                  (c) the "Distribution Period" (as defined below) that he elects to be applicable with respect to the amounts deferred pursuant to that Annual Election to Participate; and

                  (d) subject to the provisions of paragraph 8.1(b), the calendar year in which the Distribution Period is to commence.

Each Annual Election to Participate shall be irrevocable by the Participant after the last day of the calendar month preceding its effective date. The term "Distribution Period" means, with respect to any Participant Account, a period of 5, 10, 15 or 20 calendar years as elected by the Participant for whom the Account is maintained.

SECTION 4 - PARTICIPANT ACCOUNTS
--------------------------------

         For each calendar year, the Plan Administrator shall cause a Participant Account to be established and maintained by Mead in the name of each Participant to reflect the amount of any deferrals that are the subject of the Participant's Annual Election to Participate for that calendar year. A Participant's Participant Accounts shall be periodically adjusted as provided in subsection 7.1 and shall be distributed to a Participant in accordance with the provisions of Section 8 or, in the event of the Participant's death, to his Beneficiary in accordance with the provisions of Section 9.

SECTION 5 - DCPD ROLLOVERS
--------------------------

         Notwithstanding any provision of the Plan to the contrary, a Participant for whose benefit a balance is maintained under the Deferred Compensation Plan for Directors (the "DCPD") may elect, during December, 1994, to have that balance transferred to the Plan and credited to a separate Participant Account (to be identified as his "DCPD Participant Account") established hereunder as of January 1, 1995, subject to the following:

                  (a) In no event may a Participant elect to transfer to this Plan any amount credited under the Supplement to the DCPD.

                  (b) No DCPD rollover to the Plan shall be permitted after January 1, 1995.

                  (c) A Participant's Distribution Period with respect to his DCPD Participant Account shall commence on the date on which payment of his balance under the DCPD would have commenced.

                  (d) To the extent necessary for self-employment tax purposes, the Committee shall maintain a Participant's DCPD Participant Account in the form of sub-accounts.

SECTION 6 - CREDITING OPTIONS
-----------------------------

         6.1 Establishment of Crediting Options. The Committee shall designate
             ----------------------------------
"Crediting Options" (in such number and of such asset character as it shall decide), the investment experience of which shall be applied in adjusting Participants' Participant Accounts, as provided in subsection 7.1. The Crediting Options available as of January 1, 2000 are set forth on Exhibit I of the

Plan. On advance written notice to the Participants, the Committee may cause any Crediting Option to be prospectively deleted and may designate other Crediting Options. In no event shall the assets of a Crediting Option be constituted of securities of any Employer or Affiliate. Should Mead determine to invest any of its funds in the asset or assets constituting a Crediting Option, amounts representing such investment shall be the sole property of Mead and shall be subject to the claims of its general creditors. No Participant or Beneficiary shall have any claim or right with respect to any such amounts. Notwithstanding the foregoing provisions of this subsection 6.1, upon and after the occurrence of a "Change in Control" (as described in subsection 11.1), the Committee shall have no power to eliminate any Crediting Option which was available immediately prior to the Change in Control and, if any Crediting Option shall be eliminated through circumstances beyond the control of the Committee, the Committee shall immediately add a Crediting Option which will provide an investment return equal to one-hundred-twenty percent (120%) of the long-term Federal interest rate determined monthly under section 1274(d) of the Code, compounded semi-annually.

         6.2 Participant Change of Crediting Options.  A Participant may elect:
             ----------------------------------------
                  (a) with respect to amounts to be credited to any Participant Account on and after that day pursuant to subsection 3.1, the portion (expressed as a multiple of 1 percent) thereof that is to be adjusted pursuant to subsection 7.1 to reflect the investment experience of any Crediting Option (referred to below as an "Adjustment Portion"); and

                  (b) that all or a portion (expressed as a multiple of 1 percent) of the amount of the aggregate balances of the Participant Accounts then maintained for his benefit that constitutes an Adjustment Portion be changed to another Adjustment Portion.

SECTION 7 - ADJUSTMENT OF PARTICIPANT ACCOUNTS
----------------------------------------------

         7.1 Adjustment of Participants' Participant Accounts. As of each
             ------------------------------------------------
"Accounting Date" (as defined below), the Plan Administrator shall cause each Participant Accounts to be adjusted as follows:

                  (a) FIRST, by charging to the proper Participant Accounts of each Participant the amount of any distribution made to, or on account of, the Participant from the Account since the last preceding Accounting Date which charge shall be made, pro rata, according to the Adjustment Portions of that Participant Account;

                  (b)      next, by adjusting each Participant Account
                           ----
                           maintained on behalf of a Participant, upward or downward, as the case may be, so that the balance of the Participant Accounts equals the aggregate investment experience for the accounting period ended on that Accounting Date of the Adjustment Portions elected by him and applicable to that Participant Account as of that date;

                  (c)      next, if the Accounting Date is the last day of a
                           ----
                           calendar month, by crediting the last Participant Account established on behalf of each Participant with the amount of any deferrals made by him during the month ending on that date, which amount shall be credited, pro rata, according to Adjustment Portions elected by the Participant;

                  (d)      finally, by executing the Adjustment Portion change
                           -------
                           elections made pursuant to the provisions of subsection 6.2 that are to be effective as of the opening of business as of the next business day.

The term "Accounting Date" means each business day.

         7.2 Quarterly Statement of Participant Accounts Balances. As soon as
             ----------------------------------------------------
practicable, but not more than 30 days after the last day of each calendar quarter, the Plan Administrator shall provide each Participant with a statement of the balances of his Participant Accounts as of that day.

SECTION 8 - DISTRIBUTION OF PARTICIPANT ACCOUNTS TO PARTICIPANTS
----------------------------------------------------------------

         8.1 Annual Distributions. Except as otherwise provided in this Section
             --------------------
8, if a Participant's service as a Director of Mead is terminated for any reason other than his death, and on the June 30 preceding his initial "Distribution Payment Date" (as defined below) the aggregate balances of his Participant Accounts equal at least $50,000, each of the Participant's Participant Accounts will be distributed to him in annual "Installment Distributions" (in the annual amount determined as provided below), made on or about each Distribution Payment Date, beginning:

                  (a) in the case of a Participant whose service as a Director terminates at any age on account of "disability" (as determined by the Plan Administrator) or for any reason at or after reaching age 55 years, on or about the Distribution Payment Date of the calendar year elected by him; and

                  (b) in all other cases, and notwithstanding any previous election, on or about the Distribution Payment Date of the calendar year next following the calendar year during which his termination of service as a Director occurs;

and continuing for the number of calendar years constituting the Distribution Period he has irrevocably elected with respect to that Participant Account. If on the June 30 preceding his initial Distribution Payment Date the aggregate balances of a Participant's Participant Accounts is an amount that is less than $50,000, those balances shall be distributed to him on or about his initial Distribution Payment Date in a single lump sum. The amount of the annual "Installment Distribution" from a Participant Account for a calendar year shall be equal to the balance of that Participant Account as of June 30 of that year, divided by the number of calendar years remaining in the Distribution Period elected by the Participant with respect to that Account. Notwithstanding any of the foregoing to the contrary, if a Participant with respect to whom a Participant Account has been established for calendar year 1995 or 1996 has elected a Distribution Period that is less than 10 calendar years, then, at any time, but at least one year prior to his initial Distribution Payment Date, he may elect to have his Distribution Period with respect to any such Participant Account occur over a period of 10 or more years commencing on the previously elected initial Distribution Payment Date. The term "Distribution Payment Date" means July 20 of each year.

         8.2 Emergency Distributions. If, on written application of a
             -----------------------
Participant, it is determined (as provided below) that the Participant has experienced an "Unforeseeable Emergency" (as defined below), then, as of the first day of any calendar month, the Participant may elect to receive an Emergency Distribution from one or more of his Participant Accounts, provided that the aggregate amount of any such distribution shall not exceed the amount reasonably needed to satisfy the Participant's emergency need. The term "Unforeseeable Emergency" means severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a "dependent" (as defined in section 152(a) of the Code) of the Participant, loss of the Participant's property due to a casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. In determining whether an Emergency Distribution should be made to a Participant consideration may be given to the extent to which his Unforeseeable Emergency can be relieved:

                  (a) through reimbursement or compensation by insurance or otherwise;

                  (b) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship;

                  (c)      by cessation of deferrals under the Plan; or

                  (d) other distributions to be made to the Participant from the Plan.

A determination with respect to whether a Participant has experienced an Unforeseeable Emergency shall be made by the Committee.

SECTION 9 - DISTRIBUTION OF PARTICIPANT ACCOUNTS TO BENEFICIARIES
-----------------------------------------------------------------

         9.1 Distribution to Beneficiary. If a Participant dies (either prior to
             ---------------------------
or following his termination of employment with the Employers and Affiliates) the undistributed balance of each of his Participant Accounts will:

                  (a) if distribution has commenced prior to his death, continue to be distributed in annual Installment Distributions, to the deceased Participant's Beneficiary with respect to the Participant Account during the remainder of the Distribution Period applicable to that Account as if the deceased Participant had lived; and

                  (b) if distribution has not commenced prior to his death, be distributed in annual Installment Distributions commencing on the Distribution Payment Date and over the Distribution Period elected by the deceased Participant with respect to that Participant Account.

         9.2 Beneficiary. The term "Beneficiary" means, with respect to any
             -----------
Participant (or a Participant's Beneficiary), such natural or legal person or persons as may be designated by him (who may be designated contingently or successively) to receive the remaining aggregate balance of his Participant Accounts if he dies before a total distribution of the balance is made to him. A Beneficiary designation will be effective only when a signed and dated Beneficiary designation form is filed with the Plan Administrator while the Participant is alive, which form will cancel any Beneficiary designation form signed and filed earlier. The same also applies to a Beneficiary designation filed by a Beneficiary. If a Beneficiary survives a Participant and such Beneficiary dies before a total distribution of the aggregate balances of the Participant's Accounts (without a contingent or successive Beneficiary designated by a Participant), the balance will be paid to any person designated by such Beneficiary. If a Participant (or his Beneficiary) is not survived by any Beneficiary, the Plan Administrator shall distribute the aggregate amount of the balances of that Participant's Accounts to the legal representative or representatives of the estate of the Participant (or his Beneficiary). Notwithstanding any provision of the Plan to the contrary, if a Participant or Beneficiary under the Plan as of December 31, 1999 elects to change a Beneficiary designation to be effective on or after January 1, 2000, he must designate a common Beneficiary or Beneficiaries to receive the remaining aggregate balance of his Participant's Accounts if he dies before a total distribution of the balance is made to him. Until such time as a change in Beneficiary is made with respect to any of the Participant Accounts maintained for a Participant or Beneficiary under the Plan on December 31, 1999, such multiple designations shall continue.

SECTION 10 - DISTRIBUTIONS TO INCAPACITATED PERSONS
---------------------------------------------------

         Notwithstanding any other provision of the Plan, if a Participant or other person entitled to a distribution under the Plan is determined by a court of competent jurisdiction to be physically, mentally or legally incapacitated and unable to manage his financial affairs and claim is made by a conservator or other person legally charged by such court with the care of his person, the Plan Administrator shall make distributions to such conservator or other person. Any distribution made in accordance with this Section shall fully acquit and discharge all persons from all further liability on account thereof.

SECTION 11 - CHANGE IN CONTROL
------------------------------

         11.1 In General. A "Change in Control" shall be deemed to have occurred
              ----------
if an event set forth in any one of the following paragraphs shall have occurred:

                  (a) date of expiration of a Tender Offer (other than an offer by Mead), if the offeror acquires Shares pursuant to such Tender Offer;

                  (b) the date of approval by the shareholders of Mead of a definitive agreement:

                           (i) for the merger or consolidation of Mead or any direct or indirect subsidiary of Mead into or with another corporation, other than:

                                       (A)      a merger or consolidation which
                                                would result in the voting
                                                securities of

                                                Mead outstanding immediately
                                                prior thereto continuing to
                                                represent,

                                                (I)      in the case of a merger
                                                         or consolidation of
                                                         Mead, either by
                                                         remaining outstanding
                                                         or by being converted
                                                         into voting securities
                                                         of the surviving entity
                                                         or any parent thereof,
                                                         or

                                                (II)     in the case of a merger
                                                         or consolidation of any
                                                         direct or indirect
                                                         subsidiary of Mead,
                                                         either by remaining
                                                         outstanding if Mead
                                                         continues as a parent
                                                         of the merged or
                                                         consolidated subsidiary
                                                         or by being converted
                                                         into voting securities
                                                         of the surviving entity
                                                         or any parent thereof;

                           at least 51 percent of the combined voting power of the voting securities of Mead or such surviving or parent entity outstanding immediately after such merger or consolidation, or

                                    (B)      a merger or consolidation effected
                                             to implement a recapitalization of
                                             Mead (or similar transaction) in
                                             which no Person (as defined below)
                                             is or becomes the Beneficial Owner
                                             (as defined below) directly or
                                             indirectly, of securities of Mead
                                             (not including in the securities
                                             Beneficially Owned by such Person
                                             any securities acquired directly
                                             from Mead or its Affiliates)
                                             representing 25 percent or more of
                                             the combined voting power or Mead's
                                             then outstanding securities, or

                           (ii) for the sale or disposition of all or substantially all of the assets of Mead, other than a sale or disposition by Mead of all or substantially all of Mead's assets to an entity, at least 51 percent of the combined voting power of the voting securities of which are owned (directly or indirectly) by shareholders of Mead in substantially the same proportions as their ownership of Mead immediately prior to such sale or disposition;

                  (c) any Person is or becomes the Beneficial Owner of 25 percent or more of the voting power of the then outstanding securities of Mead (not including in the securities beneficially owned by such Person any securities acquired directly from Mead or its affiliates), excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in subparagraph (b)(i)(A) or the date of authorization, by both a majority of the voting power of Mead and a majority of the portion of such voting power excluding the voting power of interested Shares, of a control share acquisition (as such term is defined in Chapter 1701 of the Ohio Revised Code); and

                  (d) a change in the composition of the Board of Directors such that individuals who were members of the Board of Directors on the date two years prior to such change (and any new directors (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of Mead) who were elected, or were nominated for election, by Mead's shareholders with the affirmative vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such two year period or whose election or nomination for election was previously so approved) no longer constitute a majority of the Board of Directors.

Notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of Mead immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of Mead immediately following such transaction or series of transactions.

         11.2 Certain Definitions. The following definitions shall be applicable
              -------------------
with respect to subsection 11.1:

                           (a)      Affiliate shall have the meaning set forth
                                    ---------
                                    in Rule 12b-2 promulgated under Section 12 of the Exchange Act.

                           (b)      Beneficial Owner shall have the meaning
                                    ----------------
                                    defined in Rule 13d-3 under the Exchange
                                    Act.

                           (c)      Exchange Act shall mean the Securities
                                    ------------
                                    Exchange Act of 1934, as amended from time to time.

                           (d)      Person shall have the meaning given in
                                    ------
                                    Section 3(a)(9) of the Exchange Act, as
                                    modified and used in Sections 13(d) and
                                    14(d) thereof, except that such term shall not include:

                                    (i)     Mead or any of its subsidiaries,

                                    (ii)    a trustee or other fiduciary holding
                                            securities under an employee benefit
                                            plan of Mead or any of its
                                            Affiliates,

                                    (iii)   an underwriter temporarily holding
                                            securities pursuant to an offering
                                            of such securities, or

                                    (iv)    a corporation owned, directly or
                                            indirectly, by the shareholders of
                                            Mead in substantially the same
                                            proportions as their ownership of
                                            stock of Mead.

                           (e)      Shares shall mean shares of common stock,
                                    ------
                                    without par value, of The Mead Corporation.

                           (f)      Tender Offer shall mean a tender offer or a
                                    ------------
                                    request or invitation for tenders or an
                                    exchange offer subject to regulation under
                                    Section 14(d) of the Exchange Act and the rules and regulations thereunder, as the same may be amended, modified or superseded from time to time.

SECTION 12 - AMENDMENT AND TERMINATION
--------------------------------------

             The Committee reserves the right to amend the Plan at any time, except that no amendment shall reduce a Participant's Participant Account balances to less than the amounts that he would have been entitled to receive on the later of the effective date of the amendment or the date on which the amendment is adopted. The Plan will terminate on the date on which it is terminated by the Committee, provided, however, that:

                           (a) at least two Crediting Options shall be maintained until the aggregate balances of all Participant Accounts have been distributed; and

                           (b) distributions from the Plan shall continue to be made under Section 8 or Section 9, as the case may be, pursuant to elections previously made by Participants or as otherwise provided under Section 8 or 9.

                                   EXHIBIT I
                                      TO
                             THE MEAD CORPORATION
                      DIRECTORS CAPITAL ACCUMULATION PLAN
                      -----------------------------------

             The Crediting Options available under the Plan as of January 1, 2000 are:

                              Type Fund         Managed By
                              ---------         ----------

                   (1)        Money Market      PacMutual
                   (2)        Managed Bond      PIMCO
                   (3)        Multi Strategy    J.P. Morgan
                   (4)        Equity Income     J.P. Morgan
                   (5)        Equity Index      Bankers Trust
                   (6)        Small Cap Stock   Cap Guardian Trust
                              Equity Fund
                   (7)        Growth L.T.       Janus Capital
                   (8)        International     Morgan Stanley

                                 SUPPLEMENT A
                                      TO
           THE MEAD CORPORATION DIRECTORS CAPITAL ACCUMULATION PLAN
           --------------------------------------------------------

A-1      Purpose. The purpose of this Supplement A is to modify certain
         -------
         provisions of the Plan as they apply to:

         (1)      Participants in the Plan as of December 31, 1999; and

         (2) Beneficiaries of deceased Participants who are eligible to receive distributions from the Plan as of January 1, 2000.

         ("Supplement A Individuals").

A-2      Effective Date. This Supplement A shall be effective as of January 1,
         --------------
         2000.

A-3      Plan Modifications. Notwithstanding any other provision of the Plan,
         ------------------
         the Plan, as applied to a Supplement A Individual, is modified as follows:

         (1) his Crediting Options shall continue to be changed by writing filed with the Plan Administrator on or before the last business day of February, May, August or November and will be effective as of the first day of the following calendar quarter;

         (2) his Crediting Option election shall apply separately to each of his Accounts;

         (3)      his Accounts shall be adjusted monthly; and

         (4) the term "Accounting Date" means the last business day of each calendar quarter.

         In all other respects the foregoing provisions of the Plan shall be applicable to Supplement A Individuals.

A-4      Change of Status. A Supplement A Individual's status as such shall be
         ----------------
         irrevocably revoked:

         (1) automatically, effective as of the effective date of any election to change an Adjustment Portion in accordance with paragraph 6.2(b) of the Plan; or

         (2) effective as of the date the Supplement A Individual elects to revoke his status as such in accordance with rules, if any, established by the Plan Administrator.

                                 AMENDMENT TO
                             THE MEAD CORPORATION
                      DIRECTORS CAPITAL ACCUMULATION PLAN

     WHEREAS, The Mead Corporation ("Mead') heretofore established The Mead Corporation Directors Capital Accumulation Plan (the "Plan") and subsequently amended the Plan, and

     WHEREAS, Mead desires to further amend the Plan pursuant to the power reserved to Mead's Compensation Committee by subsection 12 of the Plan;

     NOW THEREFORE, the Plan is hereby amended, effective as of October 26, 2001 as follows:

1. Section 3.2 is revised to delete the last two sentences and add the following in substitute thereof:

          Except as provided in the Plan, each Annual Election to Participate shall be irrevocable by the Participant after the last day of the calendar month preceding its effective date. The term "Distribution Period" means, with respect to any Participant Account, a period of 5, 10, 15 or 20 calendar years (and includes a one-day period on which a lump sum amount is distributed on or after a Change in Control) as elected by the Participant for whom the Account is maintained.

          Subject to Section 8.1 (except as specifically otherwise provided in this Section 3.2), a Participant may revise an Annual Election to Participate with respect to the Distribution Period, the calendar year during which the Distribution Period commences and reduce or delay an Interim Distribution as follows:

                    (i) prior to a Change in Control, a Participant may revise a previously elected Distribution Period and the calendar year during which distributions are made for a Participant Account (such revision being permitted to include receiving all or a portion of a Participant Account in a lump sum following a Change in Control and prior to employment termination), provided that any such revision is effective only for distributions on or following a Change in Control and with respect to the balance of a Participant Account on a Change in Control.

                    (ii) at least three months prior to termination of service as a Director (whether before or after a Change in Control), a Participant may (A) revise (1) the Distribution Period or (2) the calendar year during which distributions commence following such termination with respect to the balance of a Participant Account on termination of service and (B) reduce or delay an Interim Distribution payable following employment termination.

               A Participant can revise an Annual Election to Participate in accordance with this subsection on a form furnished by and filed with the Plan Administrator at any time prior to the date stated in (i) or
          (ii), as applicable, in this subsection 3.2.

2. Section 8.1 is revised to delete the word "irrevocably" in the first sentence and to restate the last sentence to read as follows:

          The term "Distribution Payment Date" means July 20 of each year, except that if an election is filed in accordance with subsection 3.2 with respect to distributions following a Change in Control, the term includes July 20 of the year selected by a Participant to receive a lump sum distribution.

3. Section 12 is revised to (i) delete the word "and" at the end of (a), (ii) add a semi colon at the end of (b) and (iii) add the following:

          (c) a Participant's right to revise Distribution Payment Date(s) in accordance with Subsection 3.2 shall continue.